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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2003

IMH ASSETS CORP. (as company under an Indenture, dated as of September 29, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2003-10)

                                IMH Assets Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                  333-103591                33-0705301
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Idenfication No.)

1401 Dove Street
Newport Beach, California                                        92660
-------------------------                                        -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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



Item 5. Other Events.
        ------------

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Commission on May 15, 2003) the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2003 and for the periods ending June 30, 2003 and June 30, 2002, included in the Quaterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2003 (which was filed with the Commission on August 14, 2003), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003,
         April 21, 2003, and July 18, 2003 as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-103591) of the Registrant; and (iii) the Prospectus Supplement relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2003-10, and shall be deemed to be part hereof and thereof.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)  Financial Statements.
              --------------------

              Not applicable.

         (b)  PRO FORMA Financial Information.
              -------------------------------

              Not applicable.

         (c)  Exhibits
              --------



                                ITEM 601(A) OF
                                REGULATION S-K
EXHIBIT NO.                     EXHIBIT NO.                     DESCRIPTION
-----------                     -----------                     -----------
1                               23                              Consent  of KPMG LLP,  independent  accountants  of
                                                                Ambac  Assurance  Corporation  with  respect to the
                                                                IMH  Assets  Corp.,   Collateralized   Asset-Backed
                                                                Bonds, Series 2003-10.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               IMH ASSETS CORP.


                                               By:  /s/ Richard J. Johnson
                                                    ---------------------------
                                               Name:    Richard J. Johnson
                                               Title:   Chief Financial Officer


Dated: September 25, 2003

                                  EXHIBIT INDEX


                           Item 601 (a) of           Sequentially
Exhibit                    Regulation S-K            Numbered
Number                     Exhibit No.               Description                       Page
------                     -----------               -----------                       ----
1                          23                        Independent Auditors'             6
                                                     Consent